UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2006

THE BRINK’S COMPANY

(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court

P. O. Box 18100

Richmond, VA 23226-8100

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 20, 2006, The Brink’s Company (the “Company”) issued a press release regarding the impact on the Company of amendments to the Coal Industry Retiree Health Benefit Act. A copy of this release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99	Press Release, dated December 20, 2006, issued by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: December 21, 2006	By:	/s/ Robert T. Ritter
Robert T. Ritter
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99	Press Release, dated December 20, 2006, issued by The Brink’s Company.